UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) June 13, 2006
                                                      -------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-9334                                    13-3258160
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    (Commission File Number)               (IRS Employer Identification No.)


  Two Trap Falls Road, Suite 402, CT                      06484
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(Address of Principal Executive Offices)                (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
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           Appointment of Principal Officers
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     Baldwin Technology Company, Inc. ("Baldwin" or the "Company") reported that on June 13, 2006, the Company's Board of Directors elected Karl Puehringer and Ron Salvagio as Directors of the Company.

     Mr. Puehringer is also President and COO of the Company, reporting to Gerald A. Nathe, the Company's Chairman and Chief Executive Officer. An Employment Agreement between Mr. Puehringer and the Company dated as of August 17, 2005 was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated August 17, 2005.

     Mr. Salvagio was also elected to serve on the Audit Committee of the Board of Directors of the Company.

     Details of this announcement are contained in the press release of the Company dated June 16, 2006, and furnished with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
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      (d)  Exhibits


           99.1 Press release entitled "Baldwin Elects New Directors" dated June 16, 2006 and issued by the Company on June 16, 2006 (furnished herewith).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                BALDWIN TECHNOLOGY COMPANY, INC.
                                                           (Registrant)


                                                By: /s/ Vijay C. Tharani
                                                   -----------------------------
                                                        Vijay C. Tharani
                                                    Chief Financial Officer


Dated: June 19, 2006

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